UNITED STATES

                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                                    Pursuant
                            To Section 18 or 15(d) of
                       the Securities Exchange Act of 1934
          Date of Report (Date of earliest reported): January 12, 2007

                                  MEGOLA, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          Nevada                       000-49815                88-0492605
          ------                       ---------                ----------
(State or other jurisdiction          (Commission            (I.R.S. employer
     of incorporation)                File Number)        identification number)

              446 Lyndock St. , Suite 102, Corunna, Ontario N0N 1G0
               (Address of principal executive offices) (Zip code)

                                 (519) 481-0628
               Registrant's telephone number, including area code

                                      None
                  (Former Address If Changed since Last Report)

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ITEM 1.01 Entry into a Material Definitive Agreement

Megola has signed an agreement with Pacific Channel Ltd. (PCL) effective January 12, 2006 that grants Megola the exclusive rights to manufacture the Hartindo line of products within North America and the exclusive rights to distribute these products in Canada both directly and through Megola-appointed dealers, sub-agents, manufacturers and/or sales representatives. Megola may also distribute the products in the United States both directly and indirectly through a non-exclusive agreement with PCL

ITEM 3.02  Unregistered Sale of Equity Securities

The PCL Agreement was for and in consideration of the sum of US$ $900,000 to be fully paid and satisfied by the issuance and allotment to PCL of 30,000,000 common shares of MGOA as fully paid and non-assessable at the price of US $0.03 per share.

We relied upon Regulation S of the Securities Act of 1933, as amended for the above issuances to non US citizens or residents.

We believed that Regulation S was available because:

      o None of these issuances involved underwriters, underwriting discounts or commissions;
      o We placed Regulation S required restrictive legends on all certificates issued;
      o No offers or sales of stock under the Regulation S offering were made to persons in the United States;
      o No direct selling efforts of the Regulation S offering were made in the United States.

In December 2006, we issued 500,000 shares of common stock to Williams Law Group, P.A. for legal services, valued at $.05 per share or $25,000 based upon our trading price.

We relied upon Section 4(2) of the Securities Act of 1933, as amended for the above issuance. We believed that Section 4(2) was available because:

      o None of these issuances involved underwriters, underwriting discounts or commissions;
      o We placed restrictive legends on all certificates issued;
      o No sales were made by general solicitation or advertising; o Sales were made only to accredited investors
      o All investors had pre-existing relationships with us as legal counsel.

In connection with the above transactions, although some of the investors may have also been accredited, we provided the following to all investors:


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      o Access to all our books and records.
      o Access to all material contracts and documents relating to our operations.
      o The opportunity to obtain any additional information, to the extent we possessed such information, necessary to verify the accuracy of the information to which the investors were given access.


ITEM 9.01  Exhibits

10  Agreement with PCL
99  Press Release

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Megola, Inc.
                                        (Registrant)


Dated:  January 16, 2007                By: /s/ Joel Gardner
                                           -------------------------
                                           Joel Gardner,
                                           President


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